Vitro Diagnostics, Inc. - Statements of Operations - Three Months Ended (USD $)	3 Months Ended		9 Months Ended
	Jul. 31, 2012	Jul. 31, 2011	Jul. 31, 2012	Jul. 31, 2011
Product sales	$ 5,397	$ 1,759	$ (13,166)	$ (10,867)
Cost of goods sold	(1,445)	(651)
Gross profit	3,952	1,108
Operating costs and expenses:
Research and development	28,971	35,885
Selling, general and administrative	13,750	13,379
Total operating costs and expenses	42,721	49,264
Loss from operations	(38,769)	(48,156)
Other income (expense):
Interest expense	(12,633)	(9,931)
License fee income	0	0
Forgiveness of debt	0	0
Income (loss) before income taxes	(51,402)	(58,087)
Provision for income taxes (Note C)	0	0
Net income (loss)	$ (51,402)	$ (58,087)	$ (189,098)	$ 36,803
Net loss per common share, basic (in Dollars per share)	$ 0.00	$ 0.00
Net loss per common share, diluted (in Dollars per share)	$ 0.00	$ 0.00
Shares used in computing net loss per common share:
Basic (in Shares)	19,260,814	18,519,654
Diluted (in Shares)	19,260,814	18,519,654